                              NEVADA POWER COMPANY

                             LETTER OF TRANSMITTAL


                 NEVADA POWER COMPANY IS OFFERING TO ISSUE ITS


     8.25% GENERAL AND REFUNDING MORTGAGE BONDS, SERIES A, DUE JUNE 1, 2011

                 (REGISTERED UNDER THE SECURITIES ACT OF 1933)



                              IN EXCHANGE FOR ITS


     8.25% GENERAL AND REFUNDING MORTGAGE BONDS, SERIES A, DUE JUNE 1, 2011

               (NOT REGISTERED UNDER THE SECURITIES ACT OF 1933)



              PURSUANT TO THE PROSPECTUS, DATED DECEMBER 19, 2001



THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON JANUARY 21, 2002 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                                  DELIVERY TO:

                    THE BANK OF NEW YORK, AS EXCHANGE AGENT


  BY REGISTERED OR CERTIFIED              BY FACSIMILE:                CONFIRM BY TELEPHONE:
             MAIL,
  HAND OR OVERNIGHT COURIER:
     The Bank of New York                (212) 235-2261                   (212) 235-2353
      Reorganization Unit
  15 Broad Street, 16th Floor
      New York, NY 10289
    Attn: Ms. Diane Amoroso


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.


     The undersigned acknowledges that he or she has received and reviewed a prospectus, dated December 19, 2001 (the "Prospectus"), of Nevada Power Company, a Nevada corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to issue an aggregate principal amount of up to $350,000,000 of its 8.25% General and Refunding Mortgage Bonds, Series A, due June 1, 2011 (the "New Bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in exchange for a like principal amount of issued and outstanding 8.25% General and Refunding Mortgage Bonds, Series A, due June 1, 2011 (the "Old Bonds" and, together with the New Bonds, the "Bonds"), which were not so registered. Capitalized terms used but not defined herein have the meanings given to them to the Prospectus.

     In order for any Holder of Old Bonds to tender all or any portion of such Old Bonds, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message (as hereinafter defined) with respect to such Holder. Certificates for Old Bonds are to be forwarded herewith or, if a tender of Old Bonds is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for
Tendering -- Registered Holders and DTC Participants." Holders of Old Bonds whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Bonds into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Bonds according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering -- Registered Holders and DTC Participants" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.


     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD BONDS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


     By causing Old Bonds to be credited to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission by DTC of an Agent's Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Bonds, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Bonds stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that the Company may enforce this Letter of Transmittal against such Holder.

     The term "Holder", as used in this Letter of Transmittal, means any of (a) person in whose name Old Bonds are registered on the books of the Company, (b) any other person who has obtained a properly completed bond power from the registered holder, and (c) any DTC participant whose Old Bonds are held of record by DTC. Holders who wish to tender their Old Bonds must complete this Letter of Transmittal in its entirety or must cause an Agent's Message to be transmitted.

     Any other beneficial owner whose Old Bonds are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Bonds, either make appropriate arrangements to register ownership of the Old Bonds in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of the Old Bonds. The transfer of registered ownership may take considerable time.

     Complete the appropriate boxes below to indicate the Old Bonds to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Old Bonds should be listed on a separate signed schedule affixed hereto.


     THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT.



-----------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF OLD BONDS
-----------------------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)
                  ON CERTIFICATE(S))                              1                       2                      3
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE PRINCIPAL
                                                                                AMOUNT OF OLD BOND(S)
                                                                                   REPRESENTED BY         PRINCIPAL AMOUNT
                                                        CERTIFICATE NUMBER(S)*       CERTIFICATE             TENDERED**
                                                        ----------------------------------------------------------------

                                                        ----------------------------------------------------------------

                                                        ----------------------------------------------------------------

                                                        ----------------------------------------------------------------
                         TOTAL
-----------------------------------------------------------------------------------------------------------------------------


---------------

 * Need not be completed if Old Bonds are being tendered by book-entry transfer.

** Unless otherwise indicated in the column, a holder will be deemed to have tendered ALL of the Old Bonds represented by the Old Bonds indicated in column 2. See Instruction 2. Old Bonds tendered hereby must be in denominations of principal amount of $250,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
    ----------------------------------------------------------------------------

     Account Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------


     By crediting Old Bonds to the Exchange Agent's Account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of Old Bonds acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Bonds all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.


[ ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):
    ----------------------------------------------------------------------------

     Window Ticket Number (if any):
    ----------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery: -----------------------


     Name of Eligible Institution that guaranteed delivery: --------------------

     If delivery by book-entry transfer, complete the following:

     Account Number
     ---------------------------------------------------------------------------

     Transaction Code Number
    ----------------------------------------------------------------------------

     Name of Tendering Institution
    ----------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED OLD BONDS ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
    ----------------------------------------------------------------------------

     Address:
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------


     If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the New Bonds. If the undersigned is a broker-dealer that will receive New Bonds for its own account in exchange for Old Bonds, it represents that the Old Bonds to be exchanged for New Bonds were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                              TENDER OF OLD BONDS

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Bonds indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Bonds tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Bonds as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter of Transmittal and the Old Bonds to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of the Company.


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Bonds tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that (a) any New Bonds acquired in exchange for Old Bonds tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Bonds, whether or not such person is the undersigned, (b) neither the holder of such Old Bonds nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such New Bonds (c) neither the holder of such Old Bonds nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (d) if such holder is a broker or dealer registered under the Exchange Act, it will receive the New Bonds for its own account in exchange for Old Bonds that were acquired as a result of market-making activities or other trading activities. Each broker dealer referred to in clause (d) of the preceding sentence must acknowledge that it will deliver a prospectus in connection with any resale of such New Bonds.



     The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Bonds issued in exchange for the Old Bonds pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, and (ii) any broker-dealer that purchases Old Bonds from the Issuer to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Bonds are acquired in the ordinary course of such holders' business and that such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Bonds. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Bonds. If the undersigned is a broker-dealer that will receive New Bonds for its own account in exchange for Old Bonds that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretations by the staff of the SEC, a broker-dealer may fulfill its prospectus delivery requirements with respect to the New Bonds (other than a resale of New Bonds received in exchange for an unsold allotment of Old Bonds purchased directly from the Company) with the Prospectus which constitutes part of this Exchange Offer.



     The undersigned also warrants that acceptance of any tendered Old Bonds by the Company and the issuance of New Bonds in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement relating to the Old Bonds, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer.



     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Bonds tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.


     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Bonds (and, if applicable, substitute certificates representing Old Bonds for any Old Bonds not tendered or exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Bonds, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Bonds (and, if applicable, substitute certificates representing Old Bonds for any Old Bonds not exchanged) to the undersigned at the address shown below in the box entitled "Description of Old Bonds."

     The Company will be deemed to have accepted validly tendered Old Bonds when, as and if the Company shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD BONDS" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD BONDS AS SET FORTH IN SUCH BOX ABOVE.

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

   To be completed only if certificates for Old Bonds not exchanged and/or New Bonds are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Old Bonds delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

   Issue:  New Bonds and/or Old Bonds to:

   Name(s):
   -------------------------------------------------
                                  (PLEASE TYPE OR PRINT)

              -----------------------------------------------------------
                                  (PLEASE TYPE OR PRINT)
   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                                   (ZIP CODE)

   ------------------------------------------------------------

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                         (COMPLETE SUBSTITUTE FORM W-9)

   [ ] Credit unexchanged Old Bonds delivered by book-entry transfer to the DTC account set forth below.

          ------------------------------------------------------------
                      (DTC ACCOUNT NUMBER, IF APPLICABLE)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

   To be completed only if certificates for Old Bonds not exchanged and/or New Bonds are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Bonds" on this Letter above.

   Mail:  New Bonds and/or Old Bonds to:

   Name(s):
   -------------------------------------------------
                                  (PLEASE TYPE OR PRINT)

              -----------------------------------------------------------
                                  (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                                   (ZIP CODE)
          ------------------------------------------------------------


     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD BONDS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            (SIGNATURE(S) OF OWNER)

Dated:

------------------------, 200

---

Area Code and Telephone Number:
--------------------------------------------------------------------------------

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Bonds hereby tendered or on a DTC security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE

                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Title:
--------------------------------------------------------------------------------

Name and Firm:
--------------------------------------------------------------------------------

Dated:
------------------------, 200-

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD BONDS; GUARANTEED DELIVERY PROCEDURES.


     In order for any Holder of Old Bonds to tender all or any portion of such Old Bonds, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message (as hereinafter defined) with respect to such Holder. Certificates for all physically tendered Old Bonds, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Bonds tendered hereby must be in denominations of principal amount of $250,000 and integral multiples of $1,000 in excess thereof. As used herein, the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Bonds stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that the Company may enforce this Letter of Transmittal against such Holder.



     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD BONDS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



     Holders whose certificates for Old Bonds are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry tender on a timely basis, may tender their Old Bonds pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering -- Registered Holders and DTC Participants." Pursuant to such procedures, (1) such tender must be made through an Eligible Institution, (2) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Bonds, the certificate numbers of such Old Bonds (unless tender is to be made by book-entry transfer) and the principal amount of Old Bonds tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Bonds, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Old Bonds, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.



     The method of delivery of Old Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Old Bonds or Letters of Transmittal should be sent to Nevada Power Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.


     See the Prospectus under "The Exchange Offer."

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
   TRANSFER).

     If less than all of the Old Bonds evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Bonds to be tendered in the box above entitled "Description of Old Bonds -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Bonds will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the Expiration Date. All of the Old Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the Holder of the Old Bonds tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Old Bonds without any change whatsoever. If any tendered Old Bonds are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder or holders of the Old Bonds specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Bonds are to be issued, or any untendered Old Bonds are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates representing Old Bonds or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     EXCEPT AS PROVIDED BELOW, ENDORSEMENTS ON CERTIFICATES FOR OLD BONDS OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE OLD BONDS ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD BONDS WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" OR (2) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION.

     Tendering Holders of Old Bonds should indicate in the applicable box the name and address to which New Bonds issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Bonds not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Bonds by book-entry transfer may request that Old Bonds not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Bonds not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.


     Federal income tax law generally requires that a tendering holder whose Old Bonds are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Bonds may be subject to backup withholding in an amount equal to 30.0% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.


     Exempt holders of Old Bonds (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.


     To prevent backup withholding, each tendering Holder of Old Bonds must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the Holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Bonds is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the Old Bonds are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: Checking this box and writing "applied for" on the Form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company.


6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Bonds to it or its order pursuant to the Exchange Offer. If, however, New Bonds and/or substitute Old Bonds not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Bonds tendered hereby, or if tendered Old Bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Bonds to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.


     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Bonds specified in this Letter of Transmittal.


7. COMPANY DETERMINATION FINAL; WAIVER OF CONDITIONS.

     All questions as to the validity, form eligibility (including time of receipt), acceptance of tendered Old Bonds and withdrawal of tendered Old Bonds will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Bonds not properly tendered or any Old Bonds the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Bonds. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Bonds must be cured within such time as the Company shall determine. Neither the

Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Bonds, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Old Bonds, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Bonds, by causing this Letter of Transmittal or an Agent's Message in lieu thereof to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Old Bonds for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Bonds nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD BONDS.

     Any Holder whose Old Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses indicated above for further instructions.

10. REQUESTS FOR ADDITIONAL COPIES.

     Requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the addresses and telephone numbers indicated above.


11. INCORPORATION OF LETTER OF TRANSMITTAL.



     This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the DTC's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Bonds so tendered.



12. WITHDRAWALS.



     This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION


                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)


________________________________________________________________________________

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name: ________________________________________________________________

Address: _____________________________________________________________

City, State and Zip Code: ____________________________________________
________________________________________________________________________________



___________________________________________________________________________________________________________________________
  SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
  FORM W-9                     BOX AT RIGHT AND CERTIFY BY                                 TIN: ________________________
                               SIGNING AND DATING BELOW:                                    (Social Security Number or
                                                                                          Employer Identification Number)

                              _____________________________________________________________________________________________
  DEPARTMENT OF THE           PART 2 -- TIN applied for  [ ]
  TREASURY INTERNAL
  REVENUE SERVICE
                              _____________________________________________________________________________________________

                               CERTIFICATION: Under the penalties of perjury, I certify that

                               (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).
  PAYER'S REQUEST
  FOR TAXPAYER                 (2) I am not subject to backup withholding either because: (a) I am exempt from backup
  IDENTIFICATION NUMBER            withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
  (TIN) AND                        that I am subject to backup withholding as a result of a failure to report all interest
  CERTIFICATION                    or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                               (3) I am a U.S. person (including a U.S. resident alien).

                               (4) any other information provided on this form is true and correct.
                               _____________________________________________________________________________________________

                               Signature: _____________________________________________________________________________

                               Date: __________________________________________________________________________________

____________________________________________________________________________________________________________________________


     YOU MUST CROSS OUT ITEM (2) OF THE ABOVE CERTIFICATION IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9



________________________________________________________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 30 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: __________________________________  Date: ________________________

________________________________________________________________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get these forms from the IRS by calling 1-800-829-3676 or from the IRS's internet website at www.irs.gov.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - An organization exempt from tax under section 501(a), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof. Other payees that may be exempt from backup withholding include:
  - A corporation.
  - A financial institution.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - A trust exempt from tax under section 664 or described in section 4947.
  - An entity registered at all times during the tax year under Investment Company Act of 1940.
  - A foreign central bank of issue.

  - A futures commission merchant registered with the Commodities Futures Trading Commission.


  - A middleman known in the investment community as a nominee or custodian.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.

  - Section 404(k) distributions made by an ESOP.

  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.

  - Mortgage or student loan payments made by you.


Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8 BEN, W-8 ECI, W-8 EXP, or W-8 IMY.


  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.


PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments made after December 31, 2001 to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  An individual's account             The individual

 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)

 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)

 4.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)

     b. So-called trust account that is The actual owner(1) not a legal or valid trust under State law

 5.  Sole proprietorship account         The owner(3)

------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
               FOR THIS TYPE OF ACCOUNT  IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------

 6.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(4)

 7.  Corporate account                   The corporation

 8.  Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization account

 9.  Partnership account held in the     The partnership
     name of the business

10.  A broker or registered nominee      The broker or
                                         nominee

11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number should be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.
    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                              NEVADA POWER COMPANY


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nevada Power Company (the "Company") made pursuant to a prospectus dated December 19, 2001 (the "Prospectus"), if certificates for Old Bonds of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.


                             THE EXCHANGE AGENT IS

                              THE BANK OF NEW YORK


  BY REGISTERED OR CERTIFIED            BY FACSIMILE:               CONFIRM BY TELEPHONE:
            MAIL,
  HAND OR OVERNIGHT COURIER:
     The Bank of New York               (212) 235-2261                  (212) 235-2353
     Reorganization Unit
 15 Broad Street, 16th Floor
      New York, NY 10289
   Attn: Ms. Diane Amoroso


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Bonds set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer -- Procedures for Tendering -- Registered Holders and DTC Participants."

_______________________________________________________________

  Principal Amount of Old Bonds Tendered:*

  $_______________________________________________________

  Certificates Nos. (if available):

  ________________________________________________________

  ________________________________________________________

  Total Principal Amount Represented by Old Bonds
  Certificate(s):

  $_______________________________________________________
_______________________________________________________________



_______________________________________________________________

  If Old Bonds will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

  Account Number: ________________________________________



_______________________________________________________________


* Must be in denominations of principal amount of $250,000 and integral multiples of $1,000 in excess thereof. See Instruction 1 in the Letter of Transmittal.

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE


*________________________________________________     ________________________

*________________________________________________     ________________________
 Signature(s) of Owner(s) or Authority Signatory      Date

 Telephone Number (including area code): _____________________________________

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Bonds as their name(s) appear(s) on certificates for Old Bonds or on a DTC security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s): _______________________________________________________________________

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

_______________________________________________________________________________

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Bonds tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Bonds into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for
Tendering -- Registered Holders and DTC Participants," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Bonds, will be received by the Exchange Agent at the Address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


Name of Firm: ________________________   ______________________________________
                                                AUTHORIZED SIGNATURE
Address: _____________________________
                                         Title
______________________________________   Name: ________________________________
               ZIP CODE                           (PLEASE TYPE OR PRINT)

Area Code and Tel. No.: ______________   Dated: _______________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD BONDS WITH THIS FORM. CERTIFICATES FOR OLD BONDS SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.
_______________________________________________________________________________